Exhibit 21


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


                   SUBSIDIARIES OF MERIT MEDICAL SYSTEMS, INC.


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                                                                                          Jurisdiction of
                                       Name                                         Incorporation/Organization
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
      Merit Holdings, Inc.                                                                     Utah
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      Merit Sensor Systems, Inc.                                                               Utah
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      Merit Medical International, Inc.                                                 U.S. Virgin Islands
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      Merit Medical Services, L.P.                                                             Utah
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      Merit Services, Inc.                                                                     Utah
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      Merit Medical Belgium B.V.B.A.                                                          Belgium
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      Merit Medical France EURL                                                               France
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      Merit Medical Germany GmbH                                                              Germany
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      Merit Medical UK Limited                                                            United Kingdom
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      Merit Medical Nederland B.V.                                                          Netherlands
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      Merit Medical Ireland Limited                                                           Ireland
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